Exhibit 99.1

KULR Wins Additional Order from U.S. Military

Contract to Develop High-Energy Battery Packs for Uninterruptible Power Supplies to Mobile Command Centers

SAN DIEGO / GLOBENEWSWIRE / May 22, 2023 / KULR Technology Group, Inc. (NYSE American: KULR) (the "Company" or "KULR"), a leading energy management platform company accelerating the global transition to a sustainable electrification economy, today announced it has received a development contract from a branch within the United States Armed Forces to develop high-energy battery packs for uninterruptible power supplies to mobile command centers.

This is the second KULR ONE Design Solutions (“K1DS”) contract within a month for San Diego based KULR as it grows its comprehensive solutions platform business, delivering what the Company believes to be the safest battery solutions for high energy and demanding applications. Earlier this month, the United States Army awarded KULR a $1.13 million contract to develop a high-energy battery storage platform for advanced aviation applications.

“Although there is still more than a month left in our current fiscal quarter, we believe that we are seeing impressive demand for KULR ONE battery packs leading to sizable growth in revenue from Q1 2023," commented KULR CEO Michael Mo. "We continue to showcase the advantages of our products and this order again demonstrates the increasing adoption of our products and design solutions in the battery and energy storage marketplace. These orders continue to enhance our growth and position in the marketplace and confirm the sustainability of our growth trajectory.”

About KULR Technology Group Inc.
KULR Technology Group Inc. (NYSE American: KULR) is a leading energy management platform company offering proven solutions that play a critical role in accelerating the electrification of the circular economy. Leveraging a foundation in developing, manufacturing, and licensing next-generation carbon fiber thermal management technologies for batteries and electronic systems, KULR has evolved its holistic suite of products and services to enable its customers across disciplines to operate with efficiency and sustainability in mind. For more information, please visit www.kulrtechnology.com.

Safe Harbor Statement
This press release does not constitute an offer to sell or a solicitation of offers to buy any securities of any entity. This release contains certain forward-looking statements based on our current expectations, forecasts and assumptions that involve risks and uncertainties. Forward-looking statements in this release are based on information available to us as of the date hereof. Our actual results may differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with our business, which include the risk factors disclosed in our Form 10-K filed with the Securities and Exchange Commission on March 28, 2023. Forward-looking statements include statements regarding our expectations, beliefs, intentions, or strategies regarding the future and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” and “would” or similar words. All forecasts are provided by management in this release are based on information available at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products and services. We assume no obligation to update the information included in this press release, whether as a result of new information, future events or otherwise.

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